Exhibit 99.1

                       FALCONSTOR COMPLETES REVERSE MERGER
                            WITH NETWORK PERIPHERALS

                -FALCONSTOR NOW A WELL-CAPITALIZED PUBLIC COMPANY
                   LISTED ON NASDAQ UNDER TICKER SYMBOL FALC-

      -TRANSACTION "ESTABLISHES THE NEW FALCONSTOR AS AN EMERGING LEADER IN
    STORAGE NETWORKING SOFTWARE," SAYS FALCONSTOR PRESIDENT/CEO REIJANE HUAI-

MELVILLE,  N.Y., August 23,  2001--FalconStor,  Inc. ("FALC"), of Melville,  New
York,  announced  today  the  completion  of its  reverse  merger  with  Network
Peripherals  Inc.  ("NPI")  (Nasdaq:  NPIX), of Fremont,  Calif. The transaction establishes the merged company,  which has adopted the name FalconStor Software,
Inc., as a publicly-listed,  well-capitalized emerging leader in network storage infrastructure  software,  one of the  fastest-growing  areas of the $44 billion global  storage  industry.  As a result of the  transaction,  FalconStor  is now listed on the Nasdaq National Market and will trade under the symbol FALC.

As a result of the merger, the formerly known Network  Peripherals or NPI, has a total of approximately 44.7 million shares of common stock outstanding. Of these shares,  approximately 13.4 million, or 30 percent,  are held by stockholders of the former NPI and approximately 31.3 million, or 70 percent, were issued by NPI to stockholders of the pre-merger FalconStor, which was privately held.

As indicated on May 7, 2001, when the definitive merger agreement was announced, the merged  company  has adopted  FalconStor's  business  strategy,  and will be headed by a management  team led by  FalconStor  President  and Chief  Executive
Officer  ReiJane Huai. In the 1990s,  Mr. Huai built  Cheyenne  Software into an industry leader in server-based backup,  security and communications  solutions, culminating in Cheyenne's  acquisition by Computer  Associates in a $1.3 billion transaction in 1996.

Mr. Huai said, "This transaction establishes FalconStor as an emerging leader in storage  networking  software.  We  now  have  the  strategic,  operational  and financial  flexibility  that comes with being a publicly  traded  company with a significant  cash position  sufficient  to fully fund the  continued  aggressive implementation  of our  business  plan.  In  short,  we now  have  the  business strategy,  leading-edge technology,  products,  people, strategic relationships, and financial  strength  needed to capture what we believe is a major market and value-creation opportunity."

FalconStor's  unique open  software  approach to storage  networking  enables IT managers to adopt  state-of-the-art  Fibre Channel  technology while at the same time  leveraging  their prior  investments in SCSI and Ethernet  infrastructure, thereby maximizing the return on their IT investments and minimizing the cost of deployment and ongoing support. FalconStor's proprietary software technology can rapidly embrace advanced I/O interfaces, communications standards and innovative storage  services as they are introduced,  and its unique  architecture has been recognized  and licensed by industry  partners in the Gigabit  Ethernet  Switch,
SCSI-to-Fibre Channel Router, Disk Subsystem and Appliance spaces.

"FalconStor's  rapid progress has been  impressive,"  said John  McArthur,  vice president of Storage  Research at IDC.  "The company just  recently  came out of stealth mode and has already  achieved a major business  milestone in becoming a public  company.  Equally  as  important,  however,  is the  rapid  delivery  of functional  capabilities  in their  virtualization  technology.  The newly found financial  muscle combined with an architecture  that supports freedom of choice in both storage  systems and storage  networks,  positions  the company to be an important competitor in the market for storage management software."

FalconStor's  flagship  IPStor(TM)  product,  which began shipping in the second
quarter  of  2001,  is  today  the  only   all-software   solution  that  offers
mission-critical   ,  virtualized,   storage  services  (unified  SAN  and  NAS,
mirroring,   replication,   application-aware   snapshot,   fast  backup/restore
enablers,  etc.)  over  IP/iSCSI-  and Fibre  Channel-based  networks  with high performance,  security, reliability,  scalability and manageability.  FalconStor has  filed  several  patent  applications  in  connection  with its  proprietary technology. FalconStor's commitment to open standards and universal connectivity has been  endorsed  by such  industry  leaders as  Adaptec,  Cisco,  Crossroads,
Emulex, Fujitsu, IBM, MTI, NEC, and QLogic.

Credit Suisse First Boston acted as financial  advisor to FalconStor with regard to the transaction, and NPI was advised by Lehman Brothers.

                                About FalconStor
                                ----------------

FalconStor  Software,  Inc., is a software  company  founded with the mission to help enterprises  rise above  ever-expanding  storage  complexities and costs by providing the first  software-only  storage networking  solution that simplifies storage management while drastically  reducing total cost of ownership.  With an
unprecedented   combination  of  manageability,   performance,   security,   and
flexibility,   FalconStor's   flagship  product,   IPStor(TM),   transcends  the
limitations that have historically confined SANs to local data centers.

IPStor is a storage networking software infrastructure that enables companies to utilize storage efficiently,  execute backup quickly,  expand capacity smoothly, and  significantly  reduce total storage  management  costs.  It provides  vital storage  services-virtualization,  active-active  failover,  capacity-on-demand,
remote   replication,   mirroring,   application-aware   snapshot,   zero-impact
backup/restore  enablers,  and more-through a software-only  design that runs on existing industry standard hardware.  By incorporating  today's well established data  transport  protocols  (Fibre  Channel,  SCSI  and IP) as well as  emerging standards  such as iSCSI and  InfiniBand,  IPStor  provides  both SAN and NAS to companies with  immediate  total freedom of choice in  connectivity  and storage hardware. Its future-proof architecture allows companies to stay on top of their ever-evolving data storage requirements.

Founded in 2000, FalconStor was privately held and is headquartered in Melville,
NY. International  offices include Paris, France;  Taichung,  Taiwan; and Tokyo,
Japan.  The  company  is a voting  member  of the  Storage  Networking  Industry
Association  (SNIA).  For more  information,  visit  www.falconstor.com  or call
1-631-777-5188.

FalconStor will conduct an investment community conference call at 9:00 a.m. EDT
(6:00 a.m. PDT) today, August 23, 2001, to discuss this announcement. Investment
professionals   may  access  the   conference   call  by  dialing   800-946-0712
(international  callers only please use  719-457-2641)  approximately 10 minutes prior to the start of the call. A replay of the call will be available beginning at 12:00 p.m. EDT today,  August 23, through Thursday,  August 24, at 12:00 p.m.
EDT  by  dialing   888-203-1112   (international   callers   only   please  dial
719-457-0820),  and using access code 491779. Additionally, a replay of the call will be available at www.falconstor.com.

With the exception of historical  information,  the  statements  set forth above include  forward-looking  statements  (including  but not  limited  to  expected benefits to be realized  from the merger) that  involve  risk and  uncertainties that  could  cause  actual  results  to  differ  materially  from  those  in the forward-looking  statements.  These risks and uncertainties  include:  the early stage of  FalconStor's  business;  potential  delays in product  development  by
FalconStor;  market  acceptance of  FalconStor's  products and  services;  rapid technological  change in the storage and networking  industries;  competition in the storage networking  software market;  the ability to achieve  profitability;
potential issues involving  intellectual property and other disputes;  and other risk factors discussed in NPI's and FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and Exchange Commission.

CONTACTS FOR FINANCIAL AND INDUSTRY MEDIA:

Herman Chin, FalconStor
631-962-1163
herman.chin@falconstor.com

Christine Rogers, FalconStor
631-962-1130
christine.rogers@falconstor.com